Exhibit 10

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the incorporation by reference in this Post-Effective Amendment No. 5 to Registration Statement No. 333-99391 of WCMA® Tax-Exempt Fund on Form N-1A of our reports dated May 21, 2007, relating to the financial statements and financial highlights of the applicable Fund and of the applicable Trust listed below, appearing in the corresponding Annual Reports on Form N-CSR of the Fund and of the Trust, for the year ended March 31, 2007, and to the references to us under the heading “Financial Highlights” in the Prospectus and “Financial Statements” in the Statement of Additional Information, which are parts of such Registration Statement.

Name

WCMA® Money Fund
Master Money Trust (subsequently renamed Master Money LLC)

WCMA® Government Securities Fund
Master Government Securities Trust (subsequently renamed Master Government Securities LLC)

WCMA® Tax-Exempt Fund
Master Tax-Exempt Trust (subsequently renamed Master Tax-Exempt LLC)

WCMA® Treasury Fund
Master Treasury Trust (subsequently renamed Master Treasury LLC)

/s/ Deloitte & Touche LLP

Princeton, New Jersey
July 25, 2007